UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Global Growth Stock Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global stock markets generated solid returns for the six-month reporting period, with Japan and Europe outperforming the U.S. and emerging markets. The U.S. dollar strengthened markedly against many other currencies, trimming returns for U.S.-based investors in non-U.S. markets. Central bank policies continued to diverge, with the Fed preparing to raise interest rates while many other global central banks, including the European Central Bank (ECB) and the Bank of Japan (BoJ), introduced or maintained aggressively accommodative policies. Oil prices plunged before recovering somewhat toward the end of our reporting period. In an increasingly volatile environment, your fund posted healthy returns, outperforming its benchmark as a result of strong stock selection—particularly in emerging markets. We expect stock picking to generate the bulk of the fund’s relative returns going forward.

Your fund returned 6.35% for the six-month period ended April 30, 2015. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund outperformed both the MSCI All Country World Index and the Lipper Global Multi-Cap Growth Funds Average for the reporting period. The fund’s longer-term relative performance was also strong. Based on cumulative total return, Lipper ranked the Global Growth Stock Fund 31 of 249, 51 of 222, 62 of 168, and 13 of 122 in the global multi-cap growth funds universe for the one-, three-, and five-year and since-inception periods ended April 30, 2015, respectively. (The Lipper since-inception ranking was calculated from October 31, 2008, through April 30, 2015. Results will vary for other periods. Past performance cannot guarantee future results.)

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

Stock selection was the primary source of the fund’s outperformance of the benchmark during the reporting period. Our stock selection in emerging markets was particularly strong, where it more than offset the negative effects of the portfolio’s overweight to emerging markets, which underperformed developed markets.

MARKET REVIEW

U.S. stocks generated good returns for the reporting period, although many other developed markets performed better. The U.S. dollar strengthened markedly against most other currencies, which weighed on the earnings of U.S. companies that obtain a significant portion of their revenues from international operations. Much of the strength in the dollar stemmed from the fact that the Fed is poised to begin raising interest rates even as many other global central banks, including the ECB and the BoJ, maintain aggressively accommodative policies. The U.S. economy continues to recover considerably faster than most other global regions, with the unemployment rate falling to 5.4% in April 2015 from 5.8% in November 2014. U.S. gross domestic product expanded at a 2.2% annual rate in the fourth quarter of last year, although that pace slowed to only 0.2% according to the latest available estimate for 2015’s first quarter.

Developed European stock markets advanced, although the pace slowed toward the end of the reporting period. Late in 2014, eurozone equities rallied in anticipation of the ECB’s January decision to launch a large-scale quantitative easing (QE) program involving purchases of eurozone sovereign debt. The ECB began buying €60 billion of bonds per month beginning in March and said it would expand the purchases through at least September 2016. Plummeting oil prices have also helped the eurozone recovery by increasing consumers’ purchasing power and reducing costs for oil-intensive manufacturers. Investors also largely shook off concerns about Greece’s ability to obtain more aid from the ECB, the European Commission, and the International Monetary Fund in order to service its outstanding debt obligations.

Japanese equities posted impressive returns during the reporting period, rising more than 20% in local currency terms and almost 13% in terms of U.S. dollars. The continued weakening of the yen, coupled with lower oil prices, helped many Japanese companies reduce costs and generate higher revenues and earnings. The BoJ continued its low-rate policies and quantitative easing to stimulate growth. The Japanese Government Pension Investment Fund’s ongoing reallocation of assets from bonds to equities, which began in 2014, also supported Japanese stocks. On the negative side, Japan’s domestic consumption remains stagnant.

Emerging markets returns were mixed. Stocks in some developing countries, including Brazil and India, declined amid heightened concerns about inflation, weakening currencies, and political uncertainties. However, other emerging markets, including China, South Korea, and the Philippines, performed well as lower oil prices and more positive expectations for economic growth created a tailwind for equity prices. Overall, investors remain wary of emerging markets that are exposed to rising U.S. interest rates—the nations that are the most dependent on external funding being the most at risk—and Asian markets that are vulnerable to an economic slowdown in China. The Chinese economy expanded at a 7.0% annual pace in the first quarter, but the government said that it expects growth to slow to 6.8% in the second quarter. Many investors were anticipating that China’s central bank would enact additional stimulus measures, which benefited Chinese stocks.

STRATEGY AND PORTFOLIO REVIEW

We are focused on identifying stocks with the best prospects for long-term earnings growth. Our fundamental approach concentrates on bottom-up company research instead of top-down macro analysis. As a result, our stock selection tends to drive the portfolio’s broader sector allocations. However, we are also mindful that country-specific economic, regulatory, or political factors can affect individual holdings. Our largest sector allocation at both the beginning and end of the reporting period was financials, and we increased the size of the portfolio’s allocation to the sector over the course of the six months. This allocation was a significant overweight relative to the benchmark by the end of April. Some of the additional allocation to financials came from a reduction in the portfolio’s consumer discretionary holdings after strong performance from several of our stocks in that sector. Within financials, we added positions in European real estate companies (which are classified in the financials sector) and banks that we believe will benefit from the ECB’s QE program. Materials was the smallest sector allocation at the end of the reporting period.

In terms of regional positioning, we increased the size of our allocation to European (excluding the UK) stocks in developed markets. We began to boost our European holdings in late 2014 as the falling euro benefited the region’s exporters and added to the allocation when it became clear to us that the ECB would implement an aggressive sovereign QE program. On the other hand, we trimmed our holdings in the U.S., where we found fewer companies poised to durably increase their earnings over time than in Europe. The portfolio is significantly underweight the U.S. relative to the benchmark. While Japan generated strong returns, we maintained an underweight to the country, as we believe its aggressive stimulus programs will fall short of spurring significant demand or wage growth.

We maintained a large allocation, and a significant overweight relative to the benchmark, to emerging markets stocks. Within emerging markets, we favor financial companies and retailers, particularly those with strong e-commerce franchises, because they tend to be beneficiaries of the youthful demographics and rapidly growing middle classes in emerging markets. However, we recognize the importance of selectivity at the company level given the current headwinds from strength in the dollar, potentially rising U.S. interest rates, and steep decreases in the prices of some commodities. Near the end of the reporting period, we significantly increased our allocation to Brazil, where stock valuations broadly appear attractive amid investor sentiment that seems unduly negative. Brazil’s economy continues to struggle, but the corruption scandal involving state-owned oil company Petrobras—the company avoided a technical default on its debt by filing revised financial statements for 2014 that reflect the impact of the bribery—seems to have motivated the country’s government to implement sensible fiscal reforms.

In response to the aggressive monetary accommodation measures implemented by both the ECB and the BoJ, we initiated hedge positions on both the euro and the yen against the U.S. dollar. We chose to partially hedge these currencies because we believe that their significant depreciation is likely to impair the stock price increases that we could receive from investing in domestically oriented companies in the eurozone and Japan. The sizes of the hedge positions are proportional to the sizes of our holdings of eurozone and Japanese companies with major domestic revenues. These positions are not an attempt to speculate on currency movements.

Amazon.com was the portfolio’s largest holding at the end of the reporting period and produced a strong gain in 2015 after some weakness late last year. We added to our Amazon allocation in the fourth quarter of 2014 when broad investor sentiment toward the U.S.-based e-commerce company soured. We are particularly optimistic about the prospects for long-term growth in its cloud computing and Amazon Web Services (AWS) online storage businesses. Amazon started to disclose more information about AWS in its overall financial results, which revealed that the segment has been surprisingly strong. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We added to our position in JPMorgan Chase, which we believe is an attractively valued leading global financial firm that has positioned itself well to grow over the long term. JPMorgan Chase has also been returning cash to shareholders by boosting its dividend. We added to a position in French financial services firm BNP Paribas because we think that the company will be able to provide durable, long-term earnings growth through cost-cutting measures and its diverse stream of revenues. Also, much as the Fed’s QE programs helped strengthen banks and other financial companies in the U.S., we believe that the ECB’s sovereign bond purchases should support eurozone banks, including BNP Paribas.

Our stock selection in the health care sector produced solid results. Shares of U.S. drug company Hospira jumped on the news that pharmaceutical giant Pfizer would acquire the smaller firm. We eliminated Hospira after its acquisition-related runup. Eisai, a Japanese pharmaceutical company, generated strong gains as a result of positive test results for a new drug to treat Alzheimer’s disease being developed by Biogen Idec that Eisai has the option to co-promote. A successful launch of the Alzheimer’s drug could greatly boost Eisai’s revenue. We sold our Eisai holdings following the stock’s gains.

Of course, we also had some disappointments. Shares of Holcim, a Switzerland-based cement manufacturer, lost ground after a sudden increase in the value of the Swiss franc impaired the company’s profitability. Holcim’s cost base is in francs, but its revenues are in other currencies. We eliminated our Holcim position in favor of higher-conviction investment ideas. BR Malls Participacoes, an operator of Brazilian shopping malls, also weighed on returns as the corruption scandal at Petrobras dragged down sentiment for many companies in Brazil. However, we think that BR Malls remains an exceptional long-term growth opportunity that is well positioned to benefit from a rebound in Brazil, so we retained our holdings of the stock.

INVESTMENT OUTLOOK

Despite the recent bouts of volatility, we believe that the investment environment remains positive. Developed market interest rates are still low and are likely to remain at or near their current levels for an extended time, even if they move slightly higher in the U.S. Equity valuations in the U.S. are elevated on an absolute basis but are still quite attractive relative to the meager yields on bonds. We think that stock selection will be the most important source of returns as the momentum-driven rally continues to recede.

In developed markets, the U.S. economy seems to offer the most certainty of a sustainable rebound, although the recovery is advancing at a more sluggish pace than we expected. With the weaker euro and the ECB’s aggressively expansionary policies, the eurozone appears primed for an economic rebound and likely has more potential market upside than the U.S. Japan’s economy continues to make progress, but many structural headwinds remain. Given the recent strong rally in Japanese stocks, their upside may now be limited.

The disparity in returns among emerging markets countries has widened as a result of the sharp pullback in oil prices and varying levels of investor comfort with political outcomes. We expect these trends to endure. We believe that the somewhat panicked reaction to rising U.S. interest rates in 2013—when investors sold emerging markets stocks almost uniformly—is unlikely to recur when the Fed tightens monetary policy. Indeed, a Fed rate hike would hardly be a surprise given the amount of attention that investors have paid to the timing of the central bank’s “liftoff,” and we expect a more muted reaction than in 2013.

We see opportunities for success based on bottom-up, fundamental stock selection because businesses with the unique characteristics for premium growth do not command unreasonable valuation multiples. In our view, the difference between the valuations of the cheapest stocks and the most expensive stocks is abnormally low, creating an environment that lends itself to stock pickers who can identify companies with the best prospects for durable, premium growth. We are confident that our robust research platform and worldwide, fundamentally driven research process will prove well suited for increasingly selective markets.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

May 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Amazon.com, United States	1.9%
JPMorgan Chase, United States	1.7
Google, United States	1.6
Unilever, United Kingdom	1.6
Boeing, United States	1.4
State Street, United States	1.3
Unibail-Rodamco, France	1.3
Standard Life, United Kingdom	1.3
Morgan Stanley, United States	1.2
Banco Bilbao Vizcaya Argentaria, Spain	1.2
Actavis, United States	1.2
Visa, United States	1.2
Apple, United States	1.2
American Airlines, United States	1.2
Workday, United States	1.2
Roper Technologies, United States	1.2
National Bank of Canada, Canada	1.2
Credicorp, Peru	1.2
BDO Unibank, Philippines	1.1
Bank Central Asia, Indonesia	1.1
Novo Nordisk, Denmark	1.1
Valeant Pharmaceuticals International, Canada	1.0
Pioneer Natural Resources, United States	1.0
Svenska Cellulosa, Sweden	1.0
Grupo Financiero Santander Mexico, Mexico	0.9
Total	31.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.6%		
Common Stocks 0.6%		
MercadoLibre (USD)	4,170	593
Total Argentina (Cost $422)		593
BRAZIL 1.7%		
Common Stocks 1.7%		
BM&F Bovespa	122,860	504
BR Malls Participacoes	174,414	950
Tim Participacoes, ADR (USD)	20,660	325
Total Brazil (Cost $2,093)		1,779
CANADA 3.2%		
Common Stocks 3.2%		
Canadian Natural Resources (USD)	19,180	638
National Bank of Canada	30,540	1,234
Silver Wheaton (USD)	19,840	392
Valeant Pharmaceuticals International (USD) (1)	4,990	1,082
Total Canada (Cost $3,031)		3,346
CHINA 4.8%		
Common Stocks 4.8%		
Alibaba Group Holding, ADR (USD) (1)	10,816	879
China Cinda Asset Management, H Shares (HKD) (1)	725,000	429
China Mengniu Dairy (HKD)	134,000	683
China Pacific Insurance, H Shares (HKD)	137,800	751
Sun Art Retail (HKD)	390,500	402
Tencent Holdings (HKD)	22,900	473
Tingyi (Cayman Island) (HKD)	290,000	613
Vipshop Holdings, ADR (USD) (1)	25,060	709
Total China (Cost $4,187)		4,939

DENMARK 1.1%		
Common Stocks 1.1%		
Novo Nordisk, B Shares	20,084	1,125
Total Denmark (Cost $962)		1,125
EGYPT 0.6%		
Common Stocks 0.6%		
Commercial International Bank Egypt, GDR (USD)	90,106	622
Total Egypt (Cost $506)		622
FRANCE 5.2%		
Common Stocks 5.2%		
Airbus	8,867	616
BNP Paribas	13,604	856
Danone	13,137	950
Gecina (2)	6,977	955
Schneider Electric	8,076	602
Unibail-Rodamco	4,965	1,364
Total France (Cost $5,027)		5,343
GERMANY 1.1%		
Common Stocks 1.1%		
Brenntag	11,474	693
Fresenius Medical Care	5,201	439
Total Germany (Cost $1,009)		1,132
HONG KONG 1.1%		
Common Stocks 1.1%		
AIA Group	125,400	837

ITALY 0.4%

Common Stocks 0.4%

Moncler	22,626	401
Total Italy (Cost $337)		401

JAPAN 1.7%

Common Stocks 1.7%

Kubota	42,000	652
SoftBank	8,900	556
Sumitomo	43,500	514
Total Japan (Cost $1,475)		1,722

MALAYSIA 0.6%

Common Stocks 0.6%

Astro Malaysia Holdings	696,900	614
Total Malaysia (Cost $667)		614

MEXICO 1.7%

Common Stocks 1.7%

Concentradora Fibra Danhos	108,000	269
Grupo Financiero Santander Mexico, Class B, ADR (USD)	96,640	983
Infraestructura Energetica Nova	82,770	483
Total Mexico (Cost $1,889)		1,735

NETHERLANDS 0.4%

Common Stocks 0.4%

ASML Holding (USD)	4,070	436
Total Netherlands (Cost $365)		436

NIGERIA 0.2%

Common Stocks 0.2%		
Nestle Foods Nigeria	48,313	228
Total Nigeria (Cost $280)		228

PERU 2.3%

Common Stocks 2.3%		
Credicorp (USD)	7,930	1,210
Inretail Peru (USD) (1)	55,781	825
Southern Copper (USD)	11,670	380
Total Peru (Cost $2,313)		2,415

PHILIPPINES 2.5%

Common Stocks 2.5%		
Alliance Global Group	761,200	433
Ayala Land	537,500	466
BDO Unibank	477,010	1,167
SM Investments	27,313	552
Total Philippines (Cost $1,966)		2,618

SINGAPORE 0.2%

Common Stocks 0.0%		
Flipkart, Acquisition Date: 3/19/15, Cost $23 (USD) (1)(3)(4)	200	28
		28
Preferred Stocks 0.2%		
Flipkart, Series A, Acquisition Date: 3/19/15 Cost $— (USD) (1)(3)(4)	2	1
Flipkart, Series C, Acquisition Date: 3/19/15 Cost $11 (USD) (1)(3)(4)	100	14
Flipkart, Series E, Acquisition Date: 3/19/15 Cost $23 (USD) (1)(3)(4)	202	29

Flipkart, Series G, Acquisition Date: 12/17/14 Cost $141 (USD) (1)(3)(4)	1,176	167
		211
Total Singapore (Cost $198)		239

SOUTH AFRICA 0.5%

Common Stocks 0.5%

Aspen Pharmacare Holdings	18,343	557
Total South Africa (Cost $483)		557

SPAIN 1.8%

Common Stocks 1.8%

Banco Bilbao Vizcaya Argentaria	127,690	1,285
Grifols, ADR (USD)	17,190	547
Total Spain (Cost $1,953)		1,832

SWEDEN 2.3%

Common Stocks 2.3%

Alfa Laval (2)	22,194	414
Assa Abloy, B Shares	9,318	539
Hexagon, B Shares	10,565	391
Svenska Cellulosa, B Shares	40,462	1,022
Total Sweden (Cost $2,106)		2,366

SWITZERLAND 2.1%

Common Stocks 2.1%

Dksh Holding	6,577	518
Novartis	6,544	676
Richemont, A Shares	4,793	428

SGS	288	561
Total Switzerland (Cost $1,996)		2,183

THAILAND 1.0%

Common Stocks 1.0%

Central Pattana, GDR	273,300	348
CP ALL	257,200	328
Siam Commercial Bank	67,100	323
Total Thailand (Cost $904)		999

TURKEY 1.6%

Common Stocks 1.6%

BIM Birlesik Magazalar	24,901	461
Turkiye Garanti Bankasi	203,728	648
Turkiye Halk Bankasi	100,565	509
Total Turkey (Cost $1,711)		1,618

UNITED ARAB EMIRATES 0.3%

Common Stocks 0.3%

DP World (USD)	13,018	300
Total United Arab Emirates (Cost $121)		300

UNITED KINGDOM 10.2%

Common Stocks 10.2%

ARM Holdings	42,168	717
Burberry	12,094	323
Capita	42,258	740
Diageo	25,319	703
Liberty Global, Series C (USD) (1)	12,780	645
Lloyds Banking Group	518,925	616
National Grid	70,000	941

Rotork	12,164	439
SABMiller	14,470	767
Shire	11,838	963
Sky	43,585	719
Standard Life	181,929	1,304
Unilever	37,334	1,639
Total United Kingdom (Cost $9,980)		10,516

UNITED STATES 43.1%

Common Stocks 43.1%

Actavis (1)	4,540	1,284
AES	73,220	970
Alexion Pharmaceuticals (1)	2,920	494
Amazon.com (1)	4,710	1,987
American Airlines	25,790	1,245
American Tower, REIT	6,620	626
Anthem	5,160	779
Apple	10,005	1,252
Becton, Dickinson & Company	6,570	925
BlackRock	2,160	786
Boeing	10,240	1,468
Bristol-Myers Squibb	1,600	102
Chipotle Mexican Grill (1)	730	454
Cimarex Energy	5,900	734
Concho Resources (1)	5,450	690
CVS Health	4,830	480
Danaher	10,050	823
EQT	8,460	761
Estee Lauder, Class A	8,450	687
Facebook (1)	12,300	969
Gilead Sciences (1)	7,250	729
Google, Class C	3,103	1,667
HCA Holdings (1)	10,860	804
Humana	4,650	770

Intercontinental Exchange	4,000	898
Intuitive Surgical (1)	1,890	937
JPMorgan Chase	27,780	1,757
LinkedIn (1)	2,300	580
Lowe's	10,410	717
McKesson	4,280	956
Microsoft	19,110	929
Morgan Stanley	34,610	1,291
Norwegian Cruise Line Holdings (1)	14,230	690
Och-Ziff Capital Management, Partnership	59,390	767
Pioneer Natural Resources	5,980	1,033
Priceline (1)	500	619
Range Resources	14,619	929
Red Hat (1)	7,560	569
Regeneron Pharmaceuticals (1)	1,250	572
Roper Technologies	7,340	1,234
salesforce.com (1)	12,290	895
Sensata Technologies Holding (1)	12,040	665
State Street	18,100	1,396
TD Ameritrade Holding	22,720	824
Tesla Motors (1)	3,310	748
UnitedHealth Group	6,860	764
Visa, A Shares	19,360	1,279
Walgreens Boots Alliance	6,760	561
Walt Disney	3,230	351
Workday (1)	13,590	1,240
Total United States (Cost $34,793)		44,687

VIETNAM 0.3%

Common Stocks 0.3%

Vietnam Dairy Products	56,216	300
Total Vietnam (Cost $305)		300

SHORT-TERM INVESTMENTS 0.9%

Money Market Funds 0.9%

T Rowe Price Reserve Investment Fund, 0.06% (5)(6)	902,269	902
Total Short-Term Investments (Cost $902)		902

SECURITIES LENDING COLLATERAL 0.9%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.9%

Short-Term Funds 0.9%

T. Rowe Price Short-Term Reserve Fund, 0.07% (5)(6)	98,015	980
Total Investments through Securities Lending Program with JPMorgan Chase Bank		980
Total Securities Lending Collateral (Cost $980)		980
Total Investments in Securities 101.0% of Net Assets (Cost $89,221)		**$ 104,638**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at April 30, 2015 -- total value of such securities at period-end amounts to $923. See Note 4.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $239 and represents 0.2% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Seven-day yield

(6) Affiliated Companies

ADR American Depository Receipts

EUR Euro

GDR Global Depository Receipts

HKD Hong Kong Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $89,221)	$ 104,638
Receivable for investment securities sold	1,574
Dividends receivable	191
Receivable for shares sold	90
Foreign currency (cost $45)	45
Cash	27
Unrealized gain on forward currency exchange contracts	23
Due from affiliates	13
Other assets	1,538
Total assets	108,139
Liabilities	
Payable for investment securities purchased	1,763
Obligation to return securities lending collateral	980
Unrealized loss on forward currency exchange contracts	207
Investment management fees payable	57
Due to affiliates	20
Payable for shares redeemed	4
Other liabilities	1,496
Total liabilities	4,527
NET ASSETS	$ 103,612
Net Assets Consist of:	
Undistributed net investment income	$ 298
Accumulated undistributed net realized gain	2,926
Net unrealized gain	15,235
Paid-in capital applicable to 4,986,856 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	85,153
NET ASSETS	$ 103,612

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 4/30/15
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $45)		$ 837
Securities lending		3
Total income		840
Expenses		
Investment management		301
Shareholder servicing		
Investor Class	$ 71	
Advisor Class	1	72
Rule 12b-1 fees		
Advisor Class		1
Prospectus and shareholder reports		
Investor Class		14
Custody and accounting		88
Registration		26
Legal and audit		26
Miscellaneous		12
Reductions/repayments of fees and expenses		
Investment management fees repaid		15
Expenses reimbursed by manager		(84)
Total expenses		471
Net investment income		369
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		3,113
Foreign currency transactions		410
Net realized gain		3,523
Change in net unrealized gain / loss		
Securities		2,152
Other assets and liabilities denominated in foreign currencies		(226)
Change in net unrealized gain / loss		1,926
Net realized and unrealized gain / loss		5,449
INCREASE IN NET ASSETS FROM OPERATIONS		$ 5,818

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/15	Year Ended 10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 369	$ 397
Net realized gain	3,523	13,217
Change in net unrealized gain / loss	1,926	(4,373)
Increase in net assets from operations	5,818	9,241
Distributions to shareholders		
Net investment income		
Investor Class	(446)	(311)
Advisor Class	(4)	(2)
Net realized gain		
Investor Class	(10,228)	(4,501)
Advisor Class	(115)	(42)
Decrease in net assets from distributions	(10,793)	(4,856)
Capital share transactions*		
Shares sold		
Investor Class	16,015	19,655
Advisor Class	87	232
Distributions reinvested		
Investor Class	9,191	4,135
Advisor Class	54	14
Shares redeemed		
Investor Class	(7,837)	(23,270)
Advisor Class	(134)	(47)
Redemption fees received	2	11
Increase in net assets from capital share transactions	17,378	730
Net Assets		
Increase during period	12,403	5,115
Beginning of period	91,209	86,094
End of period	**$ 103,612**	**$ 91,209**
Undistributed net investment income	298	379

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Growth Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has two classes of shares: the Global Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Growth Stock Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2015, totaled $41,000 for the six months ended April 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2015, the fund held foreign exchange derivatives with a fair value of $23,000, included in Unrealized gain on forward currency exchange contracts, and $207,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2015, the fund recognized $417,000 of realized gain on Foreign Currency Transactions and a $(230,000) change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 7% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 24% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2015, the value of loaned securities was $923,000; the value of cash collateral and related investments was $980,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $55,571,000 and $48,886,000, respectively, for the six months ended April 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $89,973,000. Net unrealized gain aggregated $14,482,000 at period-end, of which $17,415,000 related to appreciated investments and $2,933,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and $135,000 of foreign capital loss carryforwards, including $74,000 that expire in 2020, $44,000 that expire in 2021, and $17,000 that expire in 2022.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $15,000 were repaid and expenses in the amount of $84,000 were reimbursed by Price Associates during the six months ended April 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $464,000 remain subject to repayment at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $50,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 449,608 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 10% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three- and five-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the Investor and Advisor Classes). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio for both classes (after including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015